EXHIBIT 99.1

Total Entertainment Restaurant Corp. Reports Financial Results for the Fiscal Quarter Ended September 9, 2003

WICHITA, Kan., Sept. 25, 2003 (PRIMEZONE) -- Total Entertainment Restaurant Corp. (Nasdaq:TENT) announced record earnings and revenues for the twelve-week third quarter ended September 9, 2003.

Highlights for the twelve-week third quarter ended September 9, 2003 compared to the twelve-week third quarter ended September 3, 2002:

 -- Total revenues increased 20.3% to $25,268,000
 -- Net income increased 1.0% to $480,000
 -- Diluted earnings per share were $0.05
 -- New units (open less than 18 months) generated 31.9% higher average weekly sales than units in the 18-month comp base
 -- Restaurant operating income before preopening costs increased
    12.7% to $2,780,000 or 11.0% of sales
 -- Comparable store sales decreased 2.8%
 -- Two new units were opened

Highlights for the thirty-six week period ended September 9, 2003 compared to the thirty-six week period ended September 3, 2002:

 -- Total revenues increased 20.7% to $77,559,000
 -- Net income increased 13.9% to $3,983,000
 -- Diluted earnings per share were $0.39
 -- New units (open less than 18 months) generated 31.2% higher average weekly sales than units in the 18-month comp base
 -- Restaurant operating income before preopening costs increased
    10.8% to $11,779,000 or 15.2% of sales
 -- Comparable store sales decreased 1.9%
 -- Six new units were opened

Steve Johnson, chief executive officer, stated, "Our stronger than expected new unit volumes allowed us to exceed our expected overall sales by more than $200,000. Earnings of $0.05 per share were at the upper end of the guidance given on our previous conference call. While we were disappointed in our comp store sales, power outages during the quarter resulted in a negative impact on comps of approximately 0.4% and four units recently added to the comp base reduced comps by 2.6% for the quarter."

The Company plans to open 10 new units during fiscal 2003. During the third quarter, the Company opened two (2) new restaurants, one (1) in Arlington, VA and one (1) in Houston, TX. One (1) unit in Oklahoma City, OK opened on September 11, 2003. This brings the total number of restaurant openings to seven (7) for the year. Four (4) units are currently under construction, leases have been executed on two (2) additional sites, and negotiations have begun on seven (7) additional sites.

The Company currently operates 61 restaurants under the "Fox and Hound" and "Bailey's" brand names that each provide a social gathering place offering high quality food, drinks and entertainment in an upscale, casual environment.

Chief Executive Officer, Steven M. Johnson, and Chief Financial Officer, James K. Zielke, will host the conference call at 10 a.m. EDT on Friday, September 26, 2003 to discuss the fiscal 2003 third quarter earnings release. The call in number is 1-888-810-4930 and the confirmation code is "TENT." A recorded replay of the conference call will be available beginning September 26, 2003 through October 10, 2003. The replay call in number is 1-888-562-4358.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. Our actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to, potential increases in food, alcohol, labor, and other operating costs, changes in competition, the inability to find suitable new locations, changes in consumer preferences or spending patterns, changes in demographic trends, the effectiveness of our operating and growth initiatives and promotional efforts, and changes in government regulation. Further information about the factors that might affect the Company's financial and other results are included in the Company's 10-K and 10-Q, filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

                 Total Entertainment Restaurant Corp.
      Unaudited Summary Financial Data for the Third Quarter 2003
              ($ in thousands except per share amounts)

                     Condensed Income Statements

                                  For the twelve weeks ended
                            Sept. 9, 2003            Sept. 3, 2002
                         ------------------       ------------------
                            $          %             $         %
                         -------   --------       -------   --------
 Food and beverage       $23,273       92.1       $19,235       91.5
 Entertainment
  and other                1,995        7.9         1,777        8.5
                         -------   --------       -------   --------
    Total net sales       25,268      100.0        21,012      100.0

 Costs and expenses:
  Costs of sales           6,650       26.3         5,533       26.3
  Restaurant operating
   expenses               14,353       56.8        11,825       56.3
  Depreciation and
   amortization            1,485        5.9         1,188        5.7
  Preopening costs           526        2.1           470        2.2
                         -------   --------       -------   --------
    Restaurant costs
     and expenses         23,014       91.1        19,016       90.5
                         -------   --------       -------   --------

 Restaurant operating
  income                   2,254        8.9         1,996        9.5
 General and
  administrative
  expenses                 1,441        5.7         1,170        5.6
 Loss on disposal
  of assets                   25        0.1          --         --
                         -------   --------       -------   --------
 Income from operations      788        3.1           826        3.9
 Other income/expense:
  Other income/(expense)    --         --            --         --
  Interest expense           (60)      (0.2)          (62)      (0.3)
                         -------   --------       -------   --------
 Income from continuing
  operations before
  income taxes               728        2.9           764        3.6
 Provision for income
  taxes                      248        1.0           289        1.3
                         -------   --------       -------   --------
 Income from continuing
  operations                 480        1.9           475        2.3
 Income (loss) from
  discontinued
  operations                  --         --            --         --
 Net income              $   480        1.9       $   475        2.3
                         =======   ========       =======   ========
 Basic earnings per
 share:
  Income from
   continuing
   operations            $  0.05                  $  0.05
  Loss on
   discontinued
   operations                 --                       --
                         -------                  -------
  Basic earnings
   per share             $  0.05                  $  0.05
                         =======                  =======
 Diluted earnings
  per share:
   Income from
    continuing
    operations           $  0.05                  $  0.05
   Loss on
    discontinued
    operations                --                       --
                         -------                  -------
   Diluted earnings
    per share            $  0.05                  $  0.05
                         =======                  =======
 Restaurants open at
  end of period               60                       51
 Comparable sales
  growth                    (2.8)%                    4.4%

                               For the thirty-six weeks ended
                           Sept. 9, 2003            Sept. 3, 2002
                            $         %              $          %
                         -------   --------       -------   --------
 Food and beverage       $71,404       92.1       $58,611       91.2
 Entertainment
  and other                6,155        7.9         5,634        8.8
                         -------   --------       -------   --------
  Total net sales         77,559      100.0        64,245      100.0

 Costs and expenses:
  Costs of sales          20,164       26.0        16,861       26.2
  Restaurant operating
   expenses               41,372       53.3        33,498       52.1
  Depreciation and
   amortization            4,244        5.5         3,252        5.1
  Preopening costs         1,185        1.5         1,322        2.1
                         -------   --------       -------   --------
 Restaurant costs
  and expenses            66,965       86.3        54,933       85.5
                         -------   --------       -------   --------

 Restaurant operating
  income                  10,594       13.7         9,312       14.5
 General and
  administrative
  expenses                 4,237        5.5         3,495        5.4
 Loss on disposal
  of assets                   42        0.1            18       --
                         -------   --------       -------   --------
 Income from operations    6,315        8.1         5,799        9.1
 Other income/expense:
  Other income/(expense)    --         --            --         --
  Interest expense          (130)      (0.2)         (287)      (0.4)
                         -------   --------       -------   --------
 Income from continuing
  operations before
  income taxes             6,185        7.9         5,512        8.7
 Provision for income
  taxes                    2,202        2.8         2,026        3.2
                         -------   --------       -------   --------
 Income from continuing
  operations               3,983        5.1         3,486        5.5
 Income (loss) from
  discontinued
  operations                --         --              12       --
                         -------   --------       -------   --------
 Net income              $ 3,983        5.1       $ 3,498        5.5
                         -------   --------       -------   --------
 Basic earnings per
  share:
   Income from
    continuing
    operations           $  0.41                  $  0.39
   Loss on discontinued
    operations                --                       --
                         -------                  -------
   Basic earnings
    per share            $  0.41                  $  0.39
                         =======                  =======
 Diluted earnings
  per share:
   Income from
    continuing
    operations           $  0.39                  $  0.37
   Loss on discontinued
    operations                --                       --
                         -------                  -------
   Diluted earnings
    per share            $  0.39                  $  0.37
                         =======                  =======
 Restaurants open at
  end of period               60                       51
 Comparable sales
  growth                    (1.9)%                    8.1%

                       Condensed Balance Sheets
                       ------------------------

                                  Sept. 9, 2003      Dec. 31, 2002
                                       -------         -------
 Current assets:
  Cash                                 $   670         $ 1,116
  Other current assets                   4,540           2,850
                                       -------         -------
                                         5,210           3,966
 Property and equipment, net            54,110          47,213
 Intangibles and other assets            5,442           4,716
                                       -------         -------
                                       $64,762         $55,895
                                       =======         =======

 Current liabilities:
     Current portion of notes payable  $ 1,618         $    98
     Other current liabilities           8,589           9,486
                                       -------         -------
                                        10,207           9,584
 Notes payable                           5,837           2,442
 Other noncurrent liabilities            2,459             585
 Stockholders' equity                   46,259          43,284
                                       -------         -------
                                       $64,762         $55,895
                                       =======         =======

CONTACT:  Total Entertainment Restaurant Corp.
          Jim Zielke
          InvestorRelations@totent.com
          316/634-0505 (x6221)